                                                FILED PURSUANT TO RULE 424(B)(2)
                                                           FILE NUMBER 333-39275

PRICING SUPPLEMENT NO. 1
(To Prospectus Dated November 12, 1997, and
Prospectus Supplement dated April 28, 2000)



                                 --------------

                                    $563,628

                                  CYGNUS, INC.

                                  Common Stock

                                 --------------

--------------------------------------------------------------------------------------------- ------------------------
DATE OF PURCHASE.......................................................................            MAY 31, 2000
--------------------------------------------------------------------------------------------- ------------------------
NUMBER OF SHARES.......................................................................               42,140
--------------------------------------------------------------------------------------------- ------------------------
PRICE PER SHARE........................................................................               $13.375
--------------------------------------------------------------------------------------------- ------------------------
PROCEEDS TO CYGNUS.....................................................................              $563,628
--------------------------------------------------------------------------------------------- ------------------------





              The date of this Pricing Supplement is June 13, 2000.